SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 15, 2003

                             SOMERSET HILLS BANCORP
             (Exact name of registrant as specified in its charter)






New Jersey                              000-50055            22-3768777
(State or other jurisdiction          (Commission            (IRS Employer
 of incorporation)                    File Number)           Identification No.)


151 Morristown Road                                           07924
Bernardsville, New Jersey                                    (Zip Code)
(Address of principal executive
 offices)

                                 (908) 221-0100
              (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits

(a) (a) None.
(b) (b) None.
(c) (c) Exhibits:

Exhibit 99.01:  Press Release dated May 15, 2003

Item 9. Regulation FD Disclosure (Item 12, Results of Operations and Financial Condition)
The information in this Current Report on Form 8-K is being furnished pursuant to "Item 12 - results of Operations and Financial Condition" of such Form in accordance with SEC Release No. 33-8216. The press release attached as Exhibit
99.01 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to liability under that Section.




                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SOMERSET HILLS BANCORP


Date: May 15, 2003                      By: /s/Stewart E. McClure, Jr.
------------------                          ---------------------------
                                             Stewart E. McClure, Jr.
                                             President, Chief Executive Officer
                                             and Chief Operating Officer



                                  EXHIBIT INDEX
                                  -------------

Exhibit Description

99.01: Press Release Entitled: Somerset Hills Bancorp Reports Increased
     Results for 1st Quarter 2003: Records Fifth Consecutive Quarterly Profit
Contact: Stewart E. McClure, Jr., President and Chief Executive Officer (908) 630-5000